UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 4, 2004

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2165 Technology Drive
Schenectady, NY 12308
(Address and zip code of principal executive offices)

(518) 346-7799
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2004, Authentidate Holding Corp. (the “Registrant”) announced by press release its earnings for the fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINCANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release of Authentidate Holding Corp. dated November 4, 2004, announcing earnings for the fiscal quarter ended September 30, 2004.

SIGNATURE

AUTHENTIDATE HOLDING CORP.

By: /s/ Dennis H. Bunt
Name: Dennis H. Bunt
Title: Chief Financial Officer
Date: November 4, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Authentidate Holding Corp. dated November 4, 2004, announcing earnings for the fiscal quarter ended September 30, 2004.